4Q06 Earnings Conference Call February 1, 2007 1 Exhibit 99.2

Safe Harbor Statement
This slide presentation should be reviewed in conjunction with Sunoco’s Fourth Quarter 2006 earnings conference call, held on February
1, 2007 at 3:00 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference ID#5558650.
Those statements made by representatives of Sunoco during the course of this presentation that are not historical facts are forward-
looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions by Sunoco concerning future conditions, any or all of which may ultimately prove to be inaccurate. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco's business prospects and performance, causing actual results to differ materially from those discussed during this presentation. Such risks and uncertainties include, by way of example and not of limitation: general economic, financial and business conditions which could affect Sunoco’s financial condition and results of operations; changes in competition and competitive practices, including the impact of foreign imports; effects of weather conditions and natural disasters on the Company’s operating facilities and on product supply and demand; changes in refining, marketing and chemical margins; variation in petroleum-based commodity prices and availability of crude oil and feedstock supply or transportation; effects of transportation disruptions; changes in the price differentials between light-sweet and heavy-
sour crude oils; changes in the marketplace which may affect supply and demand for Sunoco’s products; changes in the level of capital or operating expenses; changes in product specifications; availability and pricing of ethanol; changes in the expected level of environmental capital, operating or remediation expenditures; age of, and changes in, the reliability, efficiency and capacity of, the Company’s operating facilities or those of third parties; effects of adverse events relating to the operation of the Company’s facilities and to the transportation and storage of hazardous materials (including equipment malfunction, explosions, fires, spills and the effects of severe weather conditions); risks related to labor relations and workplace safety; changes in applicable statutes and government regulations or their interpretations, including those relating to the environment and global warming; changes in tax laws or their interpretations, including pension funding requirements; ability to identify acquisitions, execute them under favorable terms and integrate them into the Company’s existing businesses; ability to enter into joint ventures and other similar arrangements under favorable terms; delays and/or costs related to construction, improvements, and/or repairs of facilities
(including shortages of skilled labor, the issuance of applicable permits and inflation); non-performance or force majeure by, or disputes with, major customers, suppliers, dealers, distributors or other business partners; changes in financial markets impacting pension expense and funding requirements; political and economic conditions in the markets in which the Company, its suppliers or customers operate, including the impact of potential terrorist acts and international hostilities; military conflicts between, or internal instability in, one or more oil producing countries, governmental actions and other disruptions in the ability to obtain crude oil; and changes in the status of, or initiation of, new, litigation, arbitration or other proceedings to which the Company is a party or liability resulting from such litigation, arbitration or other proceedings, including natural resource damage claims. These and other applicable risks and uncertainties have been described more fully in
Sunoco's Third Quarter 2006 Form 10-Q filed with the Securities and Exchange Commission on November 2, 2006. Other factors not discussed herein also could materially and adversely affect Sunoco’s business prospects and/or performance. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements.
Sunoco undertakes no obligation to update any forward-looking statements whether as a result of new information or future events.

Earnings Profile

4Q05 FY05 1Q06 2Q06 3Q06 4Q06 FY06
Net Income (MM$ after tax):
Refining & Supply 286 947 73 409 273 126 881
Retail Marketing 25 30 - 10 77 (11) 76
Chemicals 8 94 14 8 5 16 43
Logistics 3 22 6 12 7 11 36
Coke 10 48 14 10 9 17 50
Corporate Expenses (27) (84) (16) (11) (11) (20) (58)
Net Financing Expenses & Other (8) (45) (12) (12) (9) (16) (49)
Income Before Special Items 297 1,012 79 426 351 123 979
Special Items (10) (38) - - - - -
Total Net Income 287 974 79 426 351 123 979
EPS (Diluted), Before Special Items 2.19 7.36 0.59 3.22 2.76 1.00 7.59
EPS (Diluted), Net Income 2.12 7.08 0.59 3.22 2.76 1.00 7.59

Income Before Special Items*, MM$

$123
$979
$351
$426
$79
$1,012
$297
$0
$200
$400
$600
$800
$1,000
$1,200
* For reconciliation to Net Income, see slide 3.
4Q05 FY05 1Q06 2Q06 3Q06 4Q06 FY06
Refining & Supply 286 947 73 409 273 126 881
Non -Refining 46 194 34 40 98 33 205
Corp. & Net Fin. (35) (129) (28) (23) (20) (36) (107)
Income Before
Special Items
297 1,012 79 426 351 123 979
EPS (Diluted), Before
Special Items
2.19 7.36 0.59 3.22 2.76 1.00 7.59

Earnings Profile

4Q06 4Q05 3Q06
Net Income (MM$ after tax):
Refining & Supply 126 286 (160) 273 (147)
Retail Marketing (11) 25 (36) 77 (88)
Chemicals 16 8 8 5 11
Logistics 11 3 8 7 4
Coke 17 10 7 9 8
Corporate Expenses (20) (27) 7 (11) (9)
Net Financing Expenses & Other (16) (8) (8) (9) (7)
Income Before Special Items 123 297 (174) 351 (228)
Special Items - (10) 10 - -
Total Net Income 123 287 (164) 351 (228)
EPS (Diluted), Before Special Items 1.00 2.19 (54%) 2.76 (64%)
EPS (Diluted), Net Income 1.00 2.12 (53%) 2.76 (64%)

Earnings Profile

FY06 FY05
Net Income (MM$ after tax):
Refining & Supply 881 947 (66)
Retail Marketing 76 30 46
Chemicals 43 94 (51)
Logistics 36 22 14
Coke 50 48 2
Corporate Expenses (58) (84) 26
Net Financing Expenses & Other (49) (45) (4)
Income Before Special Items 979 1,012 (33)
Special Items - (38) 38
Total Net Income 979 974 5
EPS (Diluted), Before Special Items 7.59 7.36 3%
EPS (Diluted), Net Income 7.59 7.08 7%

Income Before Special Items
*
–
4Q06 vs. 4Q05, MM$
7
* For reconciliation to Net Income, see slide 3.
4Q05
Actual
4Q06
Actual
Volumes
R&S (26)
Retail 2
Chemicals 5
Margins
R&S (127)
Retail (28)
Chemicals (7)
297
Expenses/Other
R&S (7)
Retail (10)
Chemicals 10
Corporate 7
(162)
(19)
--

123
Other
Logistics 8
Coke 7
Financing         (8)

Income Before Special Items
*
–
4Q06 vs. 3Q06, MM$

* For reconciliation to Net Income, see slide 3.
Other
Logistics       4
Coke              8
Financing    (7)
3Q06
Actual
4Q06
Actual
Volumes
R&S (15)
Retail -
Chemicals 2
Margins
R&S (125)
Retail (73)
Chemicals    9
351
Expenses/Other
R&S (7)
Retail (15)
Chemicals -
Corporate (9)
(189)
(13)
(31)
123
5

Key Margin Indicators

4Q05 FY05 1Q06 2Q06 3Q06 4Q06 FY06
Refining & Supply, $/B
Realized Northeast 9.18 8.35 5.35 11.56 8.35 6.23 7.92
Realized MidContinent 12.25 9.54 8.38 15.00 14.90 11.32 12.46
Realized Total R&S 9.96 8.65 6.13 12.41 10.13 7.51 9.09
Retail Marketing, cpg
Gasoline 11.0 8.1 6.8 8.4 17.3 6.8 9.9
Distillate 13.5 10.7 12.0 8.7 10.4 13.5 11.2
Chemicals, cpp
Phenol and Related 9.3 10.9 9.1 7.1 7.0 8.7 8.0
Polypropylene 14.3 13.9 13.2 11.1 12.2 12.9 12.4
Total Chemicals 11.4 12.1 10.9 8.8 9.3 10.5 9.9
Dated Brent Crude Oil, $/B
56.90 54.41 61.88 69.65 69.41 59.74 65.25
Natural Gas, $/DT 12.86 9.00 7.88 6.67 6.14 7.26 6.99

Refining & Supply – Realized Margin vs. Benchmark, $/B

$2.37
$2.55
$3.06
$2.80
$0.86
$0.59
($0.05)
$2.74
$0.15
$0.77
($1.50)
($3.63)
$0.46
$0.30
($6.00)
($5.00)
($4.00)
($3.00)
($2.00)
($1.00)
$0.00
$1.00
$2.00
$3.00
$4.00
Northeast
MidContinent
* For definition, see slide 16.
4Q05 FY05 1Q06 2Q06 3Q06 4Q06 FY06
Northeast Refining:
6-3-2-1 Benchmark * 9.23 7.76 4.49 8.76 5.29 3.68 5.55
Crude Differential (2.29) (0.37) (1.19) (1.06) (0.58) (0.26) (0.77)
Product Differential 2.24 0.96 2.05 3.86 3.64 2.81 3.14
Realized Margin 9.18 8.35 5.35 11.56 8.35 6.23 7.92
MidContinent Refining:
3-2-1 Benchmark * 11.95 11.04 7.92 18.63 14.13 8.58 12.31
Crude Differential (0.51) (0.40) 0.67 0.58 0.25 1.55 0.75
Product Differential 0.81 (1.10) (0.21) (4.21) 0.52 1.19 (0.60)
Realized Margin 12.25 9.54 8.38 15.00 14.90 11.32 12.46

Refining & Supply - 4Q06 Gasoline and Distillate Production

Northeast
Refining
MidContinent
Refining
Total
Refining
& Supply
Gasoline Production , MB/D 313 .7 106.8 420.5
RFG 50% 0% 37%
Conventional 50% 100% 63%
Distillate Production , MB/D 234 .3 72 .2 306 .5
On-Road Diesel F uel 49% 34% 46%
Heating Oil / Off -Road Diesel 30% 32% 30%
Jet Fuel 17% 34% 21%
Kerosene / Other 4% 0% 3%

Key Volume Indicators

4Q05 FY05 1Q06 2Q06 3Q06 4Q06 FY06
Refining & Supply
Northeast:
Crude Throughputs, MB/D 659 651 610 640 612 603 616
% Capacity 101 99 93 98 93 92 94
Net Prod. Available for Sale, MB/D 705 692 664 698 658 662 670
MidContinent:
Crude Throughputs, MB/D 234 230 225 224 238 211 225
% Capacity 95 94 92 92 97 86 92
Net Prod. Available for Sale, MB/D 238 235 233 231 246 221 233
Total Refining & Supply:
Crude Throughputs, MB/D 893 881 835 864 850 814 841
% Capacity 99 98 93 96 94 90 93
Net Prod. Available for Sale, MB/D 943 927 897 928 904 883 903
Net Prod. Available for Sale, MMB 87 338 81 84 83 81 330

Key Volume Indicators

4Q05 FY05 1Q06 2Q06 3Q06 4Q06 FY06
Retail Marketing
Gasoline Sales, MM gal 1,115 4,573 1,086 1,181 1,202 1,179 4,647
Middle Distillate Sales, MM gal 181 694 176 158 158 165 657
Total Sales, MM gal 1,296 5,267 1,262 1,339 1,360 1,344 5,304
Gasoline and Diesel Throughput
(M gal/Site/Month)
(Company owned or leased outlets)
131 136 132 143 150 149 144
Merchandise Sales (M$/Store/Month) 76 78 71 82 87 80 80
Chemicals
Phenol and Related Sales, MM# 619 2,579 633 663 607 632 2,535
Polypropylene Sales, MM# 512 2,218 562 569 550 562 2,243
Other Sales, MM# 22 91 21 21 21 25 88
Total, MM# 1,153 4,888 1,216 1,253 1,178 1,219 4,866
Coke
Production, M tons 634 2,405 631 627 620 632 2,510
Sales, M tons 610 2,375 647 632 618 637 2,534

Financial Indicators
12/31/05 3/31/06 6/30/06 9/30/06 12/31/06
Total Debt (GAAP Basis) 1,411 1,524 1,438 1,497 1,987
Plus: Debt Guarantees        7        6        6       6        5
Less: Cash    (919)    (361)    (600)   (218)     (263)
Net Debt (Revolver Covenant Basis)    499 1,169    844 1,285 1,729
Shareholders’ Equity (GAAP Basis) 2,051 2,027 2,295 2,126 2,075
SXL * Minority Interest    397    394    506    502    503
Equity (Revolver Covenant Basis) 2,448 2,421 2,801 2,628 2,578
Debt / Capital (GAAP Basis) 41% 43% 39% 41% 49%
Net Debt / Capital **
(Revolver Covenant Basis) 17% 33% 23% 33% 40%
* Sunoco Logistics Partners L.P. (NYSE: SXL)
** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.

Share Repurchase Activity

At 12/31/06:
Shares O/S = 121.3MM
Net Share Reduction in 2006 = 9%
Remaining Authorization = $943MM
Shares
Repurchased
Total
Cost
Average
Price
(MM) (MM$) ($/share)
2000 10.4 144 13.87
2001 21.4 393 18.32
2002 -- -- --
2003 5.8 136 23.36
2004 15.9 568 35.68
2005 6.7 435 64.57
2006 12.2 871 71.13
Total 72.4 2,547 35.10

Appendix: Marker Crack Spread Definition

Northeast 6-3-2-1 Benchmark
6 Dated Brent Crude: Platt’s Mid + $1.25 for transportation
3 Unleaded Regular Gasoline: NY Harbor Barge Platt’s Low
2 No. 2 Fuel Oil (Heating Oil): NY Harbor Barge Platt’s Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
MidContinent 3-2-1 Benchmark
3 WTI Crude: NYMEX futures L1 Close + $0.75 for transportation
2 Unleaded Regular Gasoline: Chicago Pipeline Platt’s Low
1 No. 2 Low Sulfur (Low Sulfur Diesel): Fuel Oil Chicago Pipeline
Platt’s Low

For More Information 17 Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Terry Delaney (215) 977-6106 Tom Harr (215) 977-6764